Exhibit 99.1
                                 ------------
             CSC Computational Materials dated December 13, 2004

CWABS 2004-13 class MF6

Other Assumptions
-----------------
Defaults on top of Prepayments
To Maturity

NO PREAY STRESS                                              497,000,000

                                                        Min 0
                         Fwd LIBOR/Swap Shift          -200 bp                        bp                       200 bp
                                       Prepay            1.00x Base Case             1.00x Base Case             1.00x Base Case

                           Loss Severity: 40%
                    Recovery Delay: 12 months
                                              -------------------------------------------------------------------------------------
                       % Cum Loss Yield Break   71,471,974.73 (14.38%)     58,708,496.90 (11.81%)            49,534,719.51 (9.97%)
                            CDR - Yield Break           11.15                       8.53                        6.86
                                              -------------------------------------------------------------------------------------
              % Cum Loss 1st $ Principal Loss   57,337,633.03 (11.54%)      48,782,328.53 (9.82%)            43,348,397.04 (8.72%)
                   CDR - 1st $ Principal Loss            8.27                       6.73                        5.82
                                              -------------------------------------------------------------------------------------

                           Loss Severity: 50% Do NOT explicitly calc. Interpolate please.
                    Recovery Delay: 12 months
                       % Cum Loss Yield Break 075,100,824.67 (15.11%)    060,985,350.19 (12.27%)     051,247,366.64 (10.31%)
                            CDR - Yield Break            9.27                       7.08                        5.71
              % Cum Loss 1st $ Principal Loss 059,692,150.35 (12.01%)    049,970,226.23 (10.05%)     044,226,716.08 (8.90%)
                   CDR - 1st $ Principal Loss            6.88                       5.56                        4.81

                           Loss Severity: 60%
                    Recovery Delay: 12 months
                                              -------------------------------------------------------------------------------------
                       % Cum Loss Yield Break   78,729,674.60 (15.84%)     63,262,203.48 (12.73%)            52,960,013.76 (10.66%)
                            CDR - Yield Break            7.38                       5.63                        4.56
                                              -------------------------------------------------------------------------------------
              % Cum Loss 1st $ Principal Loss   62,046,667.66 (12.48%)     51,158,123.92 (10.29%)            45,105,035.11 (9.08%)
                   CDR - 1st $ Principal Loss            5.49                       4.38                        3.79
                                              -------------------------------------------------------------------------------------

                           Loss Severity: 40%
        Recovery Delay: 12 months. NO ADVANCE
                                              -------------------------------------------------------------------------------------
                       % Cum Loss Yield Break   62,702,960.02 (12.62%)     50,795,381.23 (10.22%)            41,989,638.70 (8.45%)
                            CDR - Yield Break            9.31                       7.08                        5.60
                                              -------------------------------------------------------------------------------------
              % Cum Loss 1st $ Principal Loss   49,130,808.79 (9.89%)       42,176,071.60 (8.49%)            37,410,133.87 (7.53%)
                   CDR - 1st $ Principal Loss            6.79                       5.63                        4.88
                                              -------------------------------------------------------------------------------------

                           Loss Severity: 50% Do NOT explicitly calc. Interpolate please.
        Recovery Delay: 12 months. NO ADVANCE
                       % Cum Loss Yield Break 67,150,037.77 (13.51%)     53,844,542.32 (10.83%)      44,483,720.71 (8.95%)
                            CDR - Yield Break            7.93                       6.02                        4.79
              % Cum Loss 1st $ Principal Loss 51,937,107.95 (10.45%)     44,162,489.54 (8.89%)       39,032,778.01 (7.85%)
                   CDR - 1st $ Principal Loss            5.77                       4.76                        4.13

                           Loss Severity: 60%
        Recovery Delay: 12 months. NO ADVANCE
                                              -------------------------------------------------------------------------------------
                       % Cum Loss Yield Break   71,597,115.51 (14.41%)     56,893,703.40 (11.45%)            46,977,802.71 (9.45%)
                            CDR - Yield Break            6.55                       4.96                        3.97
                                              -------------------------------------------------------------------------------------
              % Cum Loss 1st $ Principal Loss   54,743,407.11 (11.01%)      46,148,907.48 (9.29%)            40,655,422.15 (8.18%)
                   CDR - 1st $ Principal Loss            4.74                       3.89                        3.37
                                              -------------------------------------------------------------------------------------



PREPAY STRESS

                                                        Min 0
                         Fwd LIBOR/Swap Shift          -200 bp                        bp                       200 bp
                                       Prepay            2.00x Base Case             1.00x Base Case             0.50x Base Case


                           Loss Severity: 50%
                    Recovery Delay: 12 months
                                              -------------------------------------------------------------------------------------
                       % Cum Loss Yield Break   42,055,821.82 (8.46%)      61,412,511.15 (12.36%)           104,037,930.55 (20.93%)
                            CDR - Yield Break            8.22                       6.79                        8.03
                                              -------------------------------------------------------------------------------------
              % Cum Loss 1st $ Principal Loss   37,910,788.37 (7.63%)      50,131,853.10 (10.09%)            69,751,571.79 (14.03%)
                   CDR - 1st $ Principal Loss            7.32                       5.30                        4.56
                                              -------------------------------------------------------------------------------------


                           Loss Severity: 50%
        Recovery Delay: 12 months. NO ADVANCE
                                              -------------------------------------------------------------------------------------
                       % Cum Loss Yield Break   37,910,808.84 (7.63%)      54,262,817.10 (10.92%)            90,944,187.27 (18.30%)
                            CDR - Yield Break            7.32                       5.83                        6.56
                                              -------------------------------------------------------------------------------------
              % Cum Loss 1st $ Principal Loss   33,662,798.56 (6.77%)       44,466,250.50 (8.95%)            61,994,967.46 (12.47%)
                   CDR - 1st $ Principal Loss            6.42                       4.60                        3.92
                                              -------------------------------------------------------------------------------------


CWABS 2004-13 class BF

Other Assumptions
-----------------
Defaults on top of Prepayments
To Maturity

NO PREAY STRESS                                            497,000,000

                                                       Min 0
                         Fwd LIBOR/Swap Shift         -200 bp                      bp                     200 bp
                                       Prepay          1.00x Base Case           1.00x Base Case           1.00x Base Case

                           Loss Severity: 40%
                    Recovery Delay: 12 months
                                              -------------------------------------------------------------------------------------
                       % Cum Loss Yield Break   54,424,484.82 (10.95%)      43,777,076.82 (8.81%)      34,374,278.08 (6.92%)
                            CDR - Yield Break            7.73                       5.89                       4.42
                                              -------------------------------------------------------------------------------------
              % Cum Loss 1st $ Principal Loss   52,822,121.08 (10.63%)      40,926,173.08 (8.23%)      30,418,654.93 (6.12%)
                   CDR - 1st $ Principal Loss            7.44                       5.43                       3.84
                                              -------------------------------------------------------------------------------------

                           Loss Severity: 50%  Do NOT explicitly calc. Interpolate please.
                    Recovery Delay: 12 months
                       % Cum Loss Yield Break  056,574,880.08 (11.38%)     045,221,391.13 (9.10%)     035,060,704.76 (7.05%)
                            CDR - Yield Break            6.44                       4.92                       3.67
              % Cum Loss 1st $ Principal Loss  054,856,976.18 (11.04%)     042,174,883.13 (8.49%)     031,010,357.46 (6.24%)
                   CDR - 1st $ Principal Loss            6.20                       4.53                       3.20

                           Loss Severity: 60%
                    Recovery Delay: 12 months
                                              -------------------------------------------------------------------------------------
                       % Cum Loss Yield Break   58,725,275.34 (11.82%)      46,665,705.43 (9.39%)      35,747,131.43 (7.19%)
                            CDR - Yield Break            5.15                       3.94                       2.92
                                              -------------------------------------------------------------------------------------
              % Cum Loss 1st $ Principal Loss   56,891,831.28 (11.45%)      43,423,593.18 (8.74%)      31,602,059.99 (6.36%)
                   CDR - 1st $ Principal Loss            4.96                       3.63                       2.55
                                              -------------------------------------------------------------------------------------

                           Loss Severity: 40%
        Recovery Delay: 12 months. NO ADVANCE
                                              -------------------------------------------------------------------------------------
                       % Cum Loss Yield Break   45,534,264.47 (9.16%)       37,993,828.69 (7.64%)      29,652,171.47 (5.97%)
                            CDR - Yield Break            6.18                       4.97                       3.73
                                              -------------------------------------------------------------------------------------
              % Cum Loss 1st $ Principal Loss   41,428,277.00 (8.34%)       35,639,170.71 (7.17%)      26,312,896.21 (5.29%)
                   CDR - 1st $ Principal Loss            5.51                       4.61                       3.26
                                              -------------------------------------------------------------------------------------

                           Loss Severity: 50% Do NOT explicitly calc. Interpolate please.
        Recovery Delay: 12 months. NO ADVANCE
                       % Cum Loss Yield Break   48,145,492.76 (9.69%)       40,073,271.21 (8.06%)      30,910,907.25 (6.22%)
                            CDR - Yield Break            5.26                       4.24                       3.17
              % Cum Loss 1st $ Principal Loss   44,718,116.85 (9.00%)       37,500,132.96 (7.55%)      27,413,120.14 (5.52%)
                   CDR - 1st $ Principal Loss            4.79                       3.93                       2.77

                           Loss Severity: 60%
        Recovery Delay: 12 months. NO ADVANCE
                                              -------------------------------------------------------------------------------------
                       % Cum Loss Yield Break   50,756,721.05 (10.21%)      42,152,713.73 (8.48%)      32,169,643.02 (6.47%)
                            CDR - Yield Break            4.34                       3.51                       2.60
                                              -------------------------------------------------------------------------------------
              % Cum Loss 1st $ Principal Loss   48,007,956.69 (9.66%)       39,361,095.21 (7.92%)      28,513,344.06 (5.74%)
                   CDR - 1st $ Principal Loss            4.07                       3.25                       2.28
                                              -------------------------------------------------------------------------------------



PREPAY STRESS

                                                       Min 0
                         Fwd LIBOR/Swap Shift         -200 bp                      bp                     200 bp
                                       Prepay          2.00x Base Case           1.00x Base Case           0.50x Base Case


                           Loss Severity: 50%
                    Recovery Delay: 12 months
                                              -------------------------------------------------------------------------------------
                       % Cum Loss Yield Break  28,768,096.53 (5.79%)        45,454,398.16 (9.15%)     60,088,013.15 (12.09%)
                            CDR - Yield Break            5.41                       4.72                       3.77
                                              -------------------------------------------------------------------------------------
              % Cum Loss 1st $ Principal Loss  55,178,459.01 (11.10%)       42,380,393.37 (8.53%)      31,166,174.63 (6.27%)
                   CDR - 1st $ Principal Loss            5.95                       4.35                       3.07
                                              -------------------------------------------------------------------------------------


                           Loss Severity: 50%
        Recovery Delay: 12 months. NO ADVANCE
                                              -------------------------------------------------------------------------------------
                       % Cum Loss Yield Break  25,343,856.65 (5.10%)        40,433,804.84 (8.14%)     53,538,208.16 (10.77%)
                            CDR - Yield Break            4.72                       4.12                       3.27
                                              -------------------------------------------------------------------------------------
              % Cum Loss 1st $ Principal Loss  43,636,245.03 (8.78%)        37,850,098.00 (7.62%)      27,559,627.78 (5.55%)
                   CDR - 1st $ Principal Loss            4.50                       3.82                       2.68
                                              -------------------------------------------------------------------------------------